Statement of Additional Information Supplement	December 18, 2024

Eventide US Market ETF

NYSE Arca Ticker: EUSM

(the “Fund”)

The information in this supplement amends certain information contained in the Fund's currently effective Statement of Additional Information ("SAI").

Effective December 4, 2024, Thomas Hamel is a Vice President of Strategy Shares (the “Trust”). Accordingly, the following information is added to the table under the section of the Fund’s SAI entitled “Management - Trustees and Officers”.

Name, Address, Year of Birth	Position(s) Held with Trust	Term and Length Served	Principal Occupation(s) During Past 5 Years

Thomas Hamel 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1969	Vice President	Since 2024	Vice President, Mutual Fund Series Trust and Catalyst Strategic Income Opportunities Fund, 2024 – Present; Managing Director, Head of Investment Operations, Catalyst Capital Advisors LLC, AlphaCentric Advisors LLC and Rational Advisors, Inc, since January 2024; COO, Head of Investment Operations & Accounting, Captain Technologies, 2020–2024; Head of Client & Investment Operations, Aksia LLC from 2009–2020.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund dated December 15, 2024, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to Eventide Asset Management, LLC, 1 International Place, Suite 4210, Boston, MA 02110, 68022.

Please retain this Supplement for future reference.